AQR FUNDS
Supplement dated February 25, 2026 (“Supplement”)
to the Class I, Class N and Class R6 Summary Prospectuses and Prospectus,
each dated January 29, 2026 (“Summary Prospectus” and “Prospectus”, respectively), of the AQR Large Cap Multi-Style Fund and AQR Large Cap Momentum Style Fund (each a “Fund”)
This Supplement updates certain information contained in the Summary Prospectuses and Prospectus. Please review this important information carefully. You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290‑2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.
The Board of Trustees of the AQR Funds (the “Trust”) has approved an Agreement and Plan of Reorganization pursuant to which the AQR Large Cap Momentum Style Fund (the “Target Fund”) will reorganize into the AQR Large Cap Multi-Style Fund (the “Acquiring Fund”). The transaction is referred to as the “Reorganization.”
The Reorganization does not require any action by shareholders of the Target Fund or the Acquiring Fund, and such shareholders are not being asked to vote on the Reorganization. In connection with the Reorganization, substantially all of the Target Fund’s assets will be transferred to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and shares of the Acquiring Fund. If the Reorganization is completed, then shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund with the same aggregate net asset value as the Target Fund shares that such shareholders hold immediately prior to the Reorganization. The Reorganization is expected to close during the second calendar quarter of 2026 (the “Closing”).
The Acquiring Fund invests in the same large cap investment universe of stocks as the Target Fund. Each Fund will pay for a portion of the costs of the Reorganization since the Reorganization is expected to benefit the Funds. Shareholders of the Target Fund will be sent a combined Information Statement/Prospectus in March 2026 containing important additional information about the Reorganization.
The Target Fund will continue sales and redemptions of its shares as described in the Prospectus until the Closing; however, the Target Fund may determine to no longer accept orders to purchase Target Fund shares as of a date prior to the Closing as may be later announced by the Target Fund. The Reorganization may be terminated or abandoned at any time before the Closing by action of the Board of Trustees of the Trust.
Effective upon the Closing, with respect to the Acquiring Fund, the third paragraph of the section entitled “Fund Summary—Principal Investment Strategies of the Fund”,

beginning on page 2 of the Summary Prospectus and page 1 of the Prospectus, is hereby deleted and replaced with the following disclosure:
As of the date of this prospectus, the Adviser generally considers large‑cap companies to be those companies with market capitalizations within the range of the Russell 1000® Total Return Index at the time of purchase. The Fund may also invest in companies of any size, including in small- and mid‑cap companies from time to time in the discretion of the Adviser.
The Fund’s portfolio will be managed by both overweighting and underweighting securities, industries, and sectors relative to the Russell 1000® Total Return Index. The Fund will take both long and short positions in the equity securities in which it invests, as opposed to a traditional “long-only” portfolio which does not establish short positions. Selling securities short allows the Fund to reflect to a greater extent, compared to a long-only approach, the Adviser’s views on securities it expects to underperform. Selling securities short also allows the Fund to establish additional long positions using the short sale proceeds, and thereby take greater advantage, compared to a long-only approach, of the Adviser’s views on securities it expects to outperform. Through the reinvestment of the short sale proceeds, the Fund generally intends to target a long exposure of more than 100% of the Fund’s net assets with a short exposure that is determined such that the net exposure (long exposure minus short exposure) of the Fund’s net assets is approximately 100%. Actual long and short exposures will vary according to market conditions. The Fund’s long exposures are expected to range between 100% and 140% of the Fund’s net assets. The Fund’s short exposures are expected to range between 0% and 40% of the Fund’s net assets.
The Fund, when taking a long equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a short equity position, the Fund borrows the security from a third party and sells it at the then current market price. A short equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. When the Adviser determines that market conditions are unfavorable, the Fund may reduce its long market exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.
Effective upon the Closing, the third paragraph of the section entitled “Details About the Funds—Details about the AQR Large Cap Multi-Style Fund—Principal Investment Strategies”, beginning on page 60 of the Prospectus, is hereby deleted and replaced with the following disclosure:
As of the date of this prospectus, the Adviser generally considers large‑cap companies to be those companies with market capitalizations within the range of the Russell 1000® Total Return Index at the time of purchase. As of December

31, 2025, the market capitalization of the companies comprising the Russell 1000® Total Return Index ranged from $1.3 billion to $4.6 trillion. The Fund may also invest in companies of any size, including in small- and mid‑cap companies from time to time in the discretion of the Adviser.
The Fund’s portfolio will be managed by both overweighting and underweighting securities, industries, and sectors relative to the Russell 1000® Total Return Index. The Fund will take both long and short positions in the equity securities in which it invests, as opposed to a traditional “long-only” portfolio which does not establish short positions. Selling securities short allows the Fund to reflect to a greater extent, compared to a long-only approach, the Adviser’s views on securities it expects to underperform. Selling securities short also allows the Fund to establish additional long positions using the short sale proceeds, and thereby take greater advantage, compared to a long-only approach, of the Adviser’s views on securities it expects to outperform. Through the reinvestment of the short sale proceeds, the Fund generally intends to target a long exposure of more than 100% of the Fund’s net assets with a short exposure that is determined such that the net exposure (long exposure minus short exposure) of the Fund’s net assets is approximately 100%. Actual long and short exposures will vary according to market conditions. The Fund’s long exposures are expected to range between 100% and 140% of the Fund’s net assets. The Fund’s short exposures are expected to range between 0% and 40% of the Fund’s net assets.
The Fund, when taking a long equity position, will purchase a security that will benefit from an increase in the price of that security. When taking a short equity position, the Fund borrows the security from a third party and sells it at the then current market price. A short equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. When the Adviser determines that market conditions are unfavorable, the Fund may reduce its long market exposure. Similarly, when the Adviser determines that market conditions are favorable, the Fund may increase its long market exposure.
Effective upon the Closing, with respect to the Acquiring Fund, the section entitled “Fund Summary—Principal Risks of Investing in the Fund”, beginning on page 2 of the Summary Prospectus and page 2 of the Prospectus, is supplemented with the following disclosure:
Hedging Transactions Risk: The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs (such as trading commissions and fees).
High Portfolio Turnover Risk: The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund.
Leverage Risk: As part of the Fund’s principal investment strategy, the Fund will make investments in futures contracts, swaps and other derivative instruments. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument, as well as the potential for greater loss. If the Fund uses leverage through purchasing derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.
Short Sale Risk: The Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position in a derivative instrument, such as a future or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.

Effective upon the Closing, the table column entitled “Risk Factors—AQR Large Cap Multi-Style Fund”, beginning on page 76 of the Prospectus, is deleted and restated as follows:

AQR Large Cap Multi‑Style Fund
China Risk
Common Stock Risk	x
Counterparty Risk	x
Currency Risk
Derivatives Risk	x
Emerging Market Risk
Foreign Investments Risk
Forward and Futures Contract Risk	x
Hedging Transactions Risk	x
High Portfolio Turnover Risk	x
Investment in Other Investment Companies Risk	x
Leverage Risk	x
Manager Risk	x
Market Risk	x
Mid‑Cap Securities Risk	x
Model and Data Risk	x
Momentum Style Risk	x
Real Estate-Related Investment Risk	x
Short Sale Risk	x
Small‑Cap Securities Risk
Swap Agreements Risk
Tax‑Managed Investment Risk	x
Value Style Risk	x
Volatility Risk	x
Effective upon the Closing, the risk factor disclosure for “Short Sale Risk” in the section entitled “Risk Factors”, beginning on page 83 of the Prospectus, is deleted and restated as follows:
Short Sale Risk: A Fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after a Fund borrows the security, a Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. There is the risk that the security borrowed by a Fund in connection with a short sale would need to be returned to the lenders on short notice. If such request for return of a security occurs at a time when other short sellers of the same security are receiving similar requests, a “short squeeze” can occur, wherein a Fund might be compelled, at the most disadvantageous time, to replace the borrowed security previously sold short with purchases on the open market possibly at prices significantly in excess of the proceeds received earlier in originally selling the security short. Purchasing securities to close out the short position can itself cause the price of the security to rise further, thereby exacerbating any loss. In addition, a Fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a Fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover a Fund’s short position, marking the collateral to market daily. This obligation limits a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause a Fund to suffer a (potentially unlimited) loss. Short sales also involve transaction and financing costs that will reduce potential Fund gains and increase potential Fund losses.
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